UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2011
Assisted Living Concepts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-13498	93-1148702

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin	53051

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (262) 257-8888
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition
On May 2, 2011, Assisted Living Concepts, Inc. (“ALC”) issued a press release announcing its results of operations and financial condition for its first quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.
Item 8.01. Other Events
On May 2, 2011, ALC issued a press release announcing a two-for-one stock split and cash dividend. A copy of the press release is filed as Exhibit 99.2 to this current report on Form 8-K, and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are being filed or furnished herewith:

99.1	Press Release of Assisted Living Concepts, Inc. dated May 2, 2011 announcing the results of operations and financial condition for its first quarter ended March 31, 2011.

99.2	Press Release of Assisted Living Concepts, Inc. dated May 2, 2011 announcing a two-for-one stock split and cash dividend.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: May 2, 2011

By:	/s/ John Buono
John Buono
Senior Vice President, Chief Financial Officer & Treasurer